UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

______________________________________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on April 24, 2025, five proposals were submitted to the shareholders. Of 7,977,177 shares outstanding and entitled to vote at our Annual Meeting, 5,885,336 were present in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1
Election of three directors, each to serve for a three-year term until the 2028 Annual Meeting: Maureen J. Rude, Rick F. Hays and Peter J. Johnson. Each nominee for director was elected by a vote of the shareholders as follows:

	Votes For	Votes Withheld	Broker Non-vote
Maureen J. Rude	3,900,794	524,646	1,459,896
Rick F. Hays	3,825,483	599,957	1,459,896
Peter J. Johnson	3,724,648	700,792	1,459,896

Proposal 2
Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2025. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
Ratification of Moss Adams LLP as independent registered public accountants	5,361,325	517,159	6,852

Proposal 3
The advisory vote on named executive officer compensation, as disclosed in our Proxy Statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions
Advisory vote on named executive officer compensation as disclosed in the Proxy Statement	3,616,505	740,623	68,312
	Broker Non-vote
	1,459,896

Proposal 4
The new Stock Incentive Plan for Directors, Officers and Employees (the “2025 Plan”), as disclosed in our Proxy Statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions
Approval of the 2025 Plan as disclosed in the Proxy Statement	3,645,428	752,863	27,149
	Broker Non-vote
	1,459,896

Proposal 5
The advisory vote on the frequency of the advisory vote on executive compensation, as disclosed in our Proxy Statement, was approved at one year by the following vote:

	Votes For One Year	Votes For Two Years	Votes For Three Years
Advisory vote on frequency of advisory vote on named executive officer compensation as disclosed in the Proxy Statement	3,849,118	90,790	432,618
	Abstentions	Broker Non-vote
	52,914	1,459,896

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: April 29, 2025	By:	/s/ Miranda J. Spaulding
Miranda J. Spaulding
Senior Vice President & CFO

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